UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 29, 2014
(Date of earliest event reported)

Corvus Gold Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	333-197099 (Commission File Number)	98-0668473 (IRS Employer Identification No.)

Suite 2300, 1177 W. Hastings St. Vancouver, British Columbia Canada (Address of principal executive offices)	N/A (Zip Code)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 29, 2014, Corvus Gold Inc. (the “Company”) issued their Annual Information Form (“AIF”) pursuant to its ongoing reporting obligations in Canada on SEDAR.com (System for Electronic Document Analysis and Retrieval), the electronic filing system for the disclosure documents of public companies and investment funds across Canada. A copy of the AIF is also available on the Company’s website and is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

Exhibit	Description
99.1	Annual Information Form, dated August 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: September 2, 2014	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Annual Information Form, dated August 28, 2014